Exhibit 10.04
Award No. [__]
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Director Restricted Stock Units - One-Year Vesting (Annual Grant)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	[__]

Address:	[__]
[__]

Number of Shares:	RSUs covering number of Shares equal to $260,000
Date of Grant:	First business day following annual meeting of the Company’s stockholders
Vesting Schedule:
Your award will vest on the following date(s) provided that you do not experience a Termination (as such term is defined in the Plan) (the “Vesting Date”).
100% on the first business day of the 12th calendar month following the Date of Grant

1. In the event of your Termination prior to the Vesting Date, the following provisions will govern the vesting of this Award:

(a) Termination Generally: In the event of your Termination prior to the Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will stop vesting and will terminate, and you will have no further right or claim to anything under this Award (other than with respect to the portion of the Award that has previously vested).

(b) Termination due to Death or Disability: In the event of your Termination prior to the Vesting Date due to your death or Disability, this Award will vest as to 100% of the Number of Shares on your Termination Date, minus any Shares in which you already have vested, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(c) In the event that the date of the annual meeting of the Company’s stockholders occurs within twelve months of the prior year’s annual meeting of the Company’s stockholders and you experience a Termination on the date of such annual meeting, your Award will vest on the date of your Termination as to 100% of the Number of Shares.

(d) For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2. Corporate Transaction: In the event of a Corporate Transaction, subject to the sentence that follows, this Award will vest as to 100% of the Shares. Any transaction included in the definition of Corporate Transaction as set forth in the Plan that does not constitute a “change in the ownership or effective control” of the Company, or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations 1.409A-3(a)(5) and 1.409A-3(i)(5) shall not be treated as a Corporate Transaction for purposes of this Award. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan.

3. Automatic Deferral; Issuance of Shares under this Award: Subject to Section 5 of the Agreement, payment of the Award shall be automatically deferred until the earliest of: (a) five years from the Date of Grant; (b) Termination (for any reason); or (c) a Corporate Transaction (as described in Section 2, above) (the first to occur, the “Settlement Date”). The Company will issue you the Shares subject to this Award (a) as soon as reasonably possible after the Settlement Date, and in no case later than December 31 of the year in which the Settlement Date occurs, or (b) in the event that you voluntarily make a valid election to further defer payment of the Award at a time and in the manner permitted under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time specified in your election. All issuances of Shares will be subject to the requirements of Section 409A of the Code. Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

4. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

5.
Taxes: You are ultimately liable and responsible for all taxes owed by you in connection with this Award. The Company makes no representation or undertaking regarding the tax treatment of the grant, vesting or settlement of this Award or the subsequent sale of any of the Shares. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

6. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

7. Other Matters:

(a)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(b)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(c)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

(d)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

8. Miscellaneous: This Agreement, together with the Plan, and any documentation evidencing a deferral of your Restricted Stock Units (which are incorporated herein by reference), constitute the entire agreement between you and the Company with respect to this Award, and supersede all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement, your deferral documentation or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, Chairman, President
and Chief Executive Officer

Award No. [__]
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
FOR NEWLY APPOINTED MID-YEAR DIRECTORS
Director Restricted Stock Units - Mid-Year Vesting (Annual Grant)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	[__]

Address:	[__]
[__]

Number of Shares:
RSUs covering number of Shares, rounded down to the nearest whole Share and based on the FMV of the Shares on the Date of Grant, equal to a pro-rata portion of $260,000 with such pro-rata portion calculated by multiplying $260,000 by a fraction consisting of (i) a numerator equal to the number of full months of service between the date on which the participant becomes a member of the Board and the first anniversary of the most recent annual meeting of the Company’s stockholders and (ii) a denominator equal to 12.

Date of Grant:	First business day after participant becomes a member of the Board]
Vesting Schedule:
Your award will vest on the following date provided that you do not experience a Termination (as such term is defined in the Plan) (the “Vesting Date”).
100% on the first business day of the 12th calendar month following the Annual Meeting Grant Date. “Annual Meeting Grant Date” means the first business day following the most recent annual meeting of the Company’s stockholders.

1. In the event of your Termination prior to the Vesting Date, the following provisions will govern the vesting of this Award:

(a) Termination Generally: In the event of your Termination prior to the Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will stop vesting and will terminate, and you will have no further right or claim to anything under this Award (other than with respect to the portion of the Award that has previously vested).

(b) Termination due to Death or Disability: In the event of your Termination prior to the Vesting Date due to your death or Disability, this Award will vest as to 100% of the Number of Shares on your Termination Date, minus any Shares in which you already have vested, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(c) In the event that the date of the annual meeting of the Company’s stockholders occurs within twelve months of the Date of Grant and you experience a Termination on the date of such annual meeting, your Award will vest on the date of your Termination as to 100% of the Number of Shares.

(d) For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2. Corporate Transaction: In the event of a Corporate Transaction, subject to the sentence that follows, this Award will vest as to 100% of the Shares. Any transaction included in the definition of Corporate Transaction as set forth in the Plan that does not constitute a “change in the ownership or effective control” of the Company, or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations 1.409A-3(a)(5) and 1.409A-3(i)(5) shall not be treated as a Corporate Transaction for purposes of this Award. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan.

3. Automatic Deferral; Issuance of Shares under this Award: Subject to Section 5 of the Agreement, payment of the Award shall be automatically deferred until the earliest of: (a) five years from the Date of Grant; (b) Termination (for any reason); or (c) a Corporate Transaction (as described in Section 2, above) (the first to occur, the “Settlement Date”). The Company will issue you the Shares subject to this Award as soon as reasonably possible after the Settlement Date, and in no case later than December 31 of the year in which the Settlement Date occurs. All issuances of Shares will be subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

4. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

5.
Taxes: You are ultimately liable and responsible for all taxes owed by you in connection with this Award. The Company makes no representation or undertaking regarding the tax treatment of the grant, vesting or settlement of this Award or the subsequent sale of any of the Shares. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

6. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

7. Other Matters:

(a)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(b)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(c)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

(d)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

8. Miscellaneous: This Agreement, together with the Plan (which is incorporated herein by reference), constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, Chairman, President
and Chief Executive Officer

Award No. [__]
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Director Restricted Stock Units - Quarterly Grant (Conversion Grant)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	[__]

Address:	[__]
[__]

Number of Shares:	RSUs covering number of Shares equal to amount of the director’s quarterly retainer divided by the FMV of the Shares on the Date of Grant
Date of Grant:	First business day following the regularly scheduled quarterly meeting of the Board of Directors
Vesting Schedule:	100% vested on the Date of Grant.

1.
Automatic Deferral; Issuance of Shares under this Award: Subject to Section 3 of the Agreement, payment of the Award shall be automatically deferred until the earliest of: (a) five years from the Date of Grant; (b) Termination (for any reason); or (c) a Corporate Transaction (as described in the Plan, subject to the sentence that follows) (the first to occur, the “Settlement Date”). Any transaction included in the definition of Corporate Transaction as set forth in the Plan that does not constitute a “change in the ownership or effective control” of the Company, or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations 1.409A-3(a)(5) and 1.409A-3(i)(5) shall not be treated as a Corporate Transaction for purposes of this Award. The Company will issue you the Shares subject to this Award (a) as soon as reasonably possible after the Settlement Date, and in no case later than December 31 of the year in which the Settlement Date occurs, or (b) in the event that you voluntarily make a valid election to further defer payment of the Award at a time and in the manner permitted under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), at the time specified in your election. All issuances of Shares will be subject to the requirements of Section 409A of the Code. Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

2. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

3.
Taxes: You are ultimately liable and responsible for all taxes owed by you in connection with this Award. The Company makes no representation or undertaking regarding the tax treatment of the grant, vesting or settlement of this Award or the subsequent sale of any of the Shares. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

4. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

5. Other Matters:

(a)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(b)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(c)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

(d)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

6. Miscellaneous: This Agreement, together with the Plan, and any documentation evidencing a deferral of your Restricted Stock Units (which are incorporated herein by reference), constitute the entire agreement between you and the Company with respect to this Award, and supersede all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement, your deferral documentation or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH

Brad D. Smith, Chairman, President
and Chief Executive Officer